UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2017

Starwood Waypoint Homes

(IH Merger Sub, LLC, as successor by merger to Starwood Waypoint Homes)

(Exact name of registrant as specified in its charter)

Maryland	001-36163	90-0939055
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8665 East Hartford Drive Scottsdale, AZ		85255
(Address of principal executive offices)		(Zip Code)

(480) 362-9760

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

This Current Report on Form 8-K is being filed in connection with the consummation on November 16, 2017 (the “Closing Date”) of the transactions contemplated by that certain Agreement and Plan of Merger (the “Merger Agreement”), dated August 9, 2017, by and among Invitation Homes Inc., a Maryland corporation (“INVH”), Invitation Homes Operating Partnership LP, a Delaware limited partnership and a subsidiary of INVH (“INVH LP”), IH Merger Sub, LLC, a Delaware limited liability company and a wholly-owned subsidiary of INVH (“Merger Sub”), Starwood Waypoint Homes, a Maryland real estate investment trust (“SFR”) and Starwood Waypoint Homes Partnership, L.P., a Delaware limited partnership and a subsidiary of SFR (“SFR LP”). Pursuant to the Merger Agreement, on the Closing Date, SFR merged with and into Merger Sub, with Merger Sub continuing as the surviving entity (the “REIT Merger”), and SFR LP merged with and into INVH LP, with INVH LP continuing as a subsidiary of INVH (the “Partnership Merger” and together with the REIT Merger, the “Mergers”). As a result of the Mergers, Merger Sub remained as a wholly-owned subsidiary of INVH and INVH LP remained as a subsidiary of INVH. The combined company will conduct business under the name Invitation Homes Inc. The following events took place in connection with the consummation of the Mergers:

Item 1.02. Termination of a Material Definitive Agreement.

The information provided in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

In connection with the consummation of the Mergers, SFR repaid all amounts outstanding and terminated the commitments under its senior secured revolving credit facility (the “Credit Facility”), under that certain Credit Agreement dated as of April 27, 2017, with JPMorgan Chase Bank, N.A., as administrative agent for the lenders, the other lenders party thereto, JPMorgan Chase Bank, N.A., Citigroup Global Markets, Inc. and Merrill Lynch Pierce, Fenner & Smith, Inc. as lead arrangers and bookrunners, and Citibank, N.A., and Bank of America, N.A., as co-syndication agents. On the Closing Date, the credit agreement for the Credit Facility and all related loan documents were terminated.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information provided in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

On the Closing Date, INVH completed the Mergers pursuant to the terms of the Merger Agreement. On the Closing Date, SFR merged with and into Merger Sub, with Merger Sub continuing as the surviving entity, and SFR LP merged with and into INVH LP, with INVH LP continuing as a subsidiary of INVH. At the effective time of the REIT Merger (the “REIT Merger Effective Time”), each common share of beneficial interest of SFR, par value $0.01 per share (a “SFR Common Share”), issued and outstanding immediately prior to the REIT Merger Effective Time (other than those owned by any wholly-owned subsidiary of SFR, or by INVH, Merger Sub or any subsidiary of INVH, which shares were automatically cancelled and retired and ceased to exist) was converted into the right to receive 1.6140 (the “Exchange Ratio”) newly issued, fully paid and nonassessable shares of common stock of INVH, par value $0.01 per share (“INVH Common Stock”).

At the effective time of the Partnership Merger (the “Partnership Merger Effective Time”), each outstanding partnership unit of SFR Partnership was converted into the right to receive 1.6140 common units, representing limited partner interests, in INVH LP. No fractional shares of INVH Common Stock were issued in the REIT Merger, and the value of any fractional shares to which a former holder of SFR Common Shares is otherwise entitled will be paid in cash.

Further, each outstanding restricted share unit of SFR (each an “SFR RSU”) and each performance share unit of SFR that vested as a result of the Mergers or the Merger Agreement have been automatically converted into the right to receive INVH Common Stock based on the Exchange Ratio, plus any accrued but unpaid dividends (if any) and less certain taxes (if any). At the REIT Merger Effective Time, each SFR RSU that did not vest as a result of the Mergers or the Merger Agreement was automatically assumed by INVH and converted into an equivalent stock-based incentive award unit with respect to INVH Common Stock and subject to the same terms and conditions as applicable to such awards.

The foregoing description of the Merger Agreement and the transactions contemplated by the Merger Agreement is only a summary and is subject to, and qualified in its entirety by reference to, the full text of the Merger Agreement, which was previously filed as Exhibit 2.1 to SFR’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on August 14, 2017 and is incorporated by reference herein.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information provided in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

In connection with the completion of the Mergers, SFR notified the NYSE on the Closing Date that each SFR Common Share issued and outstanding immediately prior to the REIT Merger Effective Time (other than those owned by any wholly-owned subsidiary of SFR, or by INVH, Merger Sub or any subsidiary of INVH, which shares were automatically cancelled and retired and ceased to exist) was cancelled and converted into the right to receive 1.6140 shares of INVH Common Stock, and requested that the NYSE file a notification of removal from listing on Form 25 with the SEC with respect to the SFR Common Shares in order to effect the delisting of the SFR Common Shares from the NYSE. Such delisting will result in the termination of the registration of SFR Common Shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). SFR intends to file a Form 15 with the SEC to terminate the registration of SFR Common Shares under Section 12(g) of the Exchange Act and suspension of SFR’s reporting obligations under Sections 13 and 15(d) of the Exchange Act. Trading of SFR Common Shares on the NYSE was suspended on the Closing Date.

Item 3.03. Material Modification to Rights of Security Holders.

The information provided in the Introductory Note and Items 2.01, 3.01, 5.01 and 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

In connection with the completion of the REIT Merger, each outstanding SFR Common Share (other than those owned by any wholly-owned subsidiary of SFR, or by INVH, Merger Sub or any subsidiary of INVH, which shares were automatically cancelled and retired and ceased to exist) was converted into the right to receive 1.6140 newly issued, fully paid and nonassessable shares of INVH Common Stock. At the REIT Merger Effective Time, SFR shareholders ceased to have any rights as shareholders in SFR (other than their right to receive INVH Common Stock) and instead have the rights of a stockholder in INVH.

In connection with the completion of the Partnership Merger, each outstanding SFR LP Unit was converted into the right to receive a number of newly issued and fully paid INVH LP Units based on the Exchange Ratio. At the Partnership Merger Effective Time, SFR LP’s limited partners ceased to have any rights as limited partners of SFR LP (other than their right to receive INVH LP Units) and instead have the rights of a limited partner of INVH LP.

Item 5.01. Changes in Control of Registrant.

As a result of the consummation of the REIT Merger, SFR became a wholly-owned subsidiary of INVH on the Closing Date. The information provided in the Introductory Note and Items 2.01, 3.01, 3.03 and 5.02 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information provided in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

As a result of the REIT Merger and pursuant to the Merger Agreement, SFR merged with and into Merger Sub, with Merger Sub surviving as a wholly-owned subsidiary of INVH. All members of the Board of Trustees of SFR ceased serving in such capacity at the REIT Merger Effective Time. The departures were not due to any disagreement with SFR regarding any matter related to SFR’s operations, policies or practices.

In addition, each executive officer of SFR listed below ceased serving in the positions indicated beside such executive officer’s name at the REIT Merger Effective Time:

•	Arik Prawer, Chief Financial Officer of SFR

•	Ryan A. Berry, Executive Vice President, General Counsel and Secretary of SFR

•	Lawrence P. Gorman, Executive Vice President, Chief Technology Officer of SFR

•	Justin M. Iannacone, Executive Vice President, Construction of SFR

•	Joshua Swift, Senior Vice President, Investments of SFR

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information provided in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On the Closing Date, SFR and INVH jointly issued a press release announcing the completion of the Mergers. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Joint press release issued by INVH and SFR, dated November 16 2017

Exhibit List

Exhibit Number	Description

99.1	Joint press release issued by INVH and SFR, dated November 16, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IH MERGER SUB, LLC as successor by merger to Starwood Waypoint Homes

November 20, 2017	By:	/s/ Mark A. Solls
Name: Mark A. Solls

Title: Executive Vice President, Secretary and Chief Legal Officer